NEWS RELEASE

                   Washington Real Estate Investment Trust

CONTACT:                     6110 Executive Boulevard              Listed:  NYSE
Marie Donohue                        Suite 800               Trading Symbol: WRE
Executive Assistant             Rockville, MD 20852        Newspaper Quote: WRIT
Direct Dial: 301-255-0802        Tel 301-984-9400                   www.writ.com
E-Mail: mdonohue@writ.com        Fax 301-984-9610                   ------------
        -----------------


FOR IMMEDIATE RELEASE                                             April 22, 2002
Page 1 of 5

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                1/st/ QUARTER EPS Up 40.0%, FFO Per Share Up 6.4%

Washington Real Estate Investment Trust (WRIT) reported the following results today:

                                                                      Q1 2002           Q1 2001        % Change
                                                                      -------           -------        --------
Earnings Per Share ("EPS")                                             $0.42             $0.30             40.0%
Funds from Operations Per Share ("FFO")                                $0.50             $0.47              6.4%
Funds Available for Distribution Per Share ("FAD")                     $0.35             $0.37             (5.4%)


(Details regarding the above amounts are contained in the following pages. All amounts are fully diluted per share.)

Edmund B. Cronin, Jr. Chairman, President and CEO, stated, "Though the economy continues to weaken WRIT has been able to weather the storm and produce relatively strong growth." He also noted, "The decline of 5.4% per share for FAD is a result of the timing of non-recurring capital expenditures, which WRIT includes in its calculation for funds available for distribution."

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 57 properties consisting of 10 retail centers, 23 office properties, 15 industrial and 9 multifamily properties.

WRIT has achieved 36 consecutive years of increased earnings per share and 29 consecutive years of FFO per share growth. WRIT's dividends have increased every year for 31 consecutive years. During these 31 years, WRIT's dividends have increased 36 times, a record unmatched by any other publicly traded real estate investment trust. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT's press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at
                          ------------
301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors included, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather, conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE
Page 2 of 5

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                                                 Quarter Ended March 31,
OPERATING RESULTS                                                              2002                   2001
-----------------                                                            --------               ---------

Real estate rental revenue                                                  $    38,022          $    34,961
Real estate expenses                                                            (10,525)             (10,251)
                                                                            -----------          -----------
                                                                                 27,497               24,710
Real estate depreciation and amortization                                        (6,950)              (6,190)
                                                                            -----------          -----------
Income from real estate                                                          20,547               18,520

Other income                                                                        148                  199
Interest expense                                                                 (6,883)              (6,676)
General and administrative                                                       (1,240)              (1,500)
                                                                            -----------          -----------

Income from continuing operations                                                12,572               10,543

Gain from operations of disposed property (including gain
     on disposal of $3,838)                                                       3,756                  185
                                                                            -----------          -----------

Net Income                                                                       16,328               10,728
                                                                            ===========          ===========

Gain on disposal                                                                 (3,838)                   -
Real estate depreciation and amortization, including
     discontinued operations                                                      6,961                6,214
                                                                            -----------          -----------

Funds From Operations                                                            19,451               16,942
                                                                            ===========          ===========

Tenant Improvements                                                              (1,015)                (938)
Recurring Capital Improvements                                                   (2,430)              (2,151)
Leasing Commissions Capitalized                                                    (283)                (290)
Major Renovations, Expansions and Development                                    (2,163)                 (98)
Straight Line Rents, Net of Reserve                                                (539)                (635)
Non Real Estate Depreciation & Amortization                                         515                  457
                                                                            -----------          -----------
Funds Available for Distribution                                            $    13,536          $    13,287
                                                                            ===========          ===========

Per Share Data
--------------

Income from continuing operations                   (Basic)                       $0.32                $0.29
                                                    (Diluted)                     $0.32                $0.29

Net Income                                          (Basic)                       $0.42                $0.30
                                                    (Diluted)                     $0.42                $0.30

Funds From Operations                               (Basic)                       $0.50                $0.47
                                                    (Diluted)                     $0.50                $0.47

Funds Available for Distribution                    (Basic)                       $0.35                $0.37
                                                    (Diluted)                     $0.35                $0.37

Dividends paid                                                                  $0.3325              $0.3125


Weighted average shares outstanding                                          38,898,988           35,777,563
Fully diluted weighted average shares outstanding                            39,185,576           36,163,873


Washington Real Estate Investment Trust
Q1 2002 Supplemental Disclosures
Page 3 of 5


                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                           CONSOLIDATED BALANCE SHEETS
                    (In thousands, except per share amounts)




                                                                       March 31,            December 31,
                                                                          2002                  2001
                                                                       ---------            ------------

Assets
    Land                                                                $152,835              $151,782
    Building                                                             625,374               622,804
                                                                        --------              --------
                   Total real estate, at cost                            778,209               774,586
    Accumulated depreciation                                            (126,788)             (122,625)
                                                                        --------              --------
                   Total investment in real estate, net                  651,421               651,961
    Cash and cash equivalents                                             30,509                26,441
    Rents and other receivables, net of allowance for doubtful
      accounts of $2,015 and $1,993, respectively                         11,088                10,523
    Prepaid expenses and other assets                                     18,248                19,010
                                                                        --------              --------
                    Total Assets                                        $711,266              $707,935
                                                                        ========              ========

Liabilities
    Accounts payable and other liabilities                              $ 11,564              $ 13,239
    Advance rents                                                          2,953                 3,604
    Tenant security deposits                                               6,184                 6,148
    Mortgage notes payable                                                94,445                94,726
    Notes payable                                                        265,000               265,000
                                                                        --------              --------
                    Total Liabilities                                    380,146               382,717
                                                                        --------              --------


Minority interest                                                          1,658                 1,611
                                                                        --------              --------

Shareholders' Equity
    Shares of beneficial interest, $.01 par value; 100,000
     shares authorized: 38,988 and 38,829 shares issued
     and outstanding, respectively                                           390                   388
    Additional paid-in capital                                           325,741               323,257
    Retained earnings (deficit)                                            3,331                   (38)
                                                                        --------              --------
                   Total Shareholders' Equity                            329,462               323,607
                                                                        --------              --------
                   Total Liabilities and Shareholders' Equity           $711,266              $707,935
                                                                        --------              --------

Debt Information as of 3/31/02
------------------------------

Debt to total Market Capitalization         24.2%
Earnings to Fixed Charges                    3.68
Debt Service Coverage Ratio                  3.68



Washington Real Estate Investment Trust
Q1 2002 Supplemental Disclosures
Page 4 of 5

Core Portfolio & Overall Occupancy Levels by Sector
---------------------------------------------------

                                          Core Portfolio                      All Properties
                                      ----------------------              ----------------------
                                      1st QTR        1st QTR              1st QTR        1st QTR
Sector                                  2002          2001                  2002           2001
                                      -------        -------              -------        -------

Multifamily                            93.5%          94.9%                 93.5%          94.9%
Office Buildings                       89.5%          98.3%                 90.2%          98.0%
Retail Centers                         93.4%          96.0%                 93.4%          96.0%
Industrial/Flex Centers                97.3%          98.3%                 94.7%          98.4%
                                       -----          -----                 -----          -----

Overall Portfolio                      91.8%          97.3%                 91.9%          97.2%



Dispositions
------------

On February 28, 2002 WRIT sold its 1501 South Capitol Street industrial building in Washington, DC for $6.2 million, resulting in a gain of $3.8 million.

Built in 1940, the property contained approximately 145,000 square feet and had been in the WRIT portfolio since 1974.

REIT Industry Issues
--------------------

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

1. WRIT has no non-income producing land held for development and no speculative construction in process.

2. WRIT has only one theatre lease in its portfolio. This lease runs through 6/30/02 at rent that WRIT estimates to be less than 1/3 of current market rent.

3. WRIT has no capital investments in technology ventures or companies, nor any other off balance sheet activities.

Washington Real Estate Investment Trust
Q1 2002 Supplemental Disclosures
Page 5 of 5

Conference Call Information
---------------------------

WRIT will conduct a Conference Call to discuss 1st Quarter Earnings on Tuesday, April 23, 2002 at 11:00 AM, Eastern Time. Conference call access information is as follows:

USA Toll Free Number:               877-352-5211
International Toll Number:          630-395-0025

Pass Code:                          Washington REIT
Leader:                             Sara Grootwassink

The replay of the Conference Call will be available for two weeks, commencing one hour after the Conference Call and concluding on May 7, 2002 at 5:00 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:               800-879-3439
International Toll Number:          402-220-4716

The live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. The on-line playback of the webcast will be
                  ------------
available at www.writ.com for 30 days following the Conference Call.
             ------------